Exhibit 10.8

                                   TRANSLATION
                                   -----------

                            SHARES BUY-SELL AGREEMENT

In the city of Guadalajara, Jalisco, this 30th day of September 2002, and before the witnesses  undersigning  at the end appeared:

I.- On one hand  DIGITAL  POWER  CORPORATION,  represented  in this act by DAVID

AMITAI  hereinafter and for the purposes of this contract referred to as SELLER.

II.- On the other  LOGANMEX,  S.A. DE C.V.  through  their  attorney OMAR OSORIO

HERNANDEZ  hereinafter  referred to and during this contract  referred to as the

BUYER.

Persons known by the witnesses  whom I acknowledge  that I know as well as their legal  capacity to contract  and be bound in the terms of this  contract and who declared their legal will to execute this SHARES BUY SELL  AGREEMENT  which will be in accordance with the following representations and clauses:

                                REPRESENTATIONS

I.- The SELLER through their attorney  represents  that:

1.- In public  indenture No. 29,887 dated August 4th,  1986,  given by Carlos de

Pablo  Serna,  Notary  Public No. 137 of Mexico City,  which is duly  registered under  register  number  56-57 of volume  243,  Book  first of the  registry  of

Commerce  of  this  Judicial  District,   there  was  an  incorporation  of  the

corporation called "PODER DIGITAL"  SOCIEDAD  ANONIMA DE CAPITAL VARIABLE, which has a capital  stock  structure  as follows:

FACE VALUE  $l,000.00

STOCKHOLDER                               SHARES                         AMOUNT

                                   SERIES A            SERIES B

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Digital Power Corporation           49               150             $199,000.00

David Amitai                                                           $1,000.00
                                   -------           -------         -----------

                                    50               150             $200,000.00

2.- That the share certificates were made later.

3.- That his principal  owns 49 common  nominal shares of capital stock series A and 150 common  nominal  shares of capital  stock  series B with a face value of

$1,000.00  Pesos each.

4.- That they are presently registered and recognized in the Book of Registry of

Shares as owners of the shares  described  above.

5.- That the  shares  which  are the  subject  matter of this  contract  are not subject to any limitation in their voting rights, in accordance with the General

Trade Corporations Act (Ley General de Sociedades Mercantiles) and the Corporate

Indenture.

6.- That in accordance  with the  provisions of article II of the by laws,  they have previously  obtained the  authorization  to sell their shares since none of the  stockholders  showed  interest  to buy the  shares  subject  matter of this operation, so they are free to execute this contract.

II.- The  BUYER  through  their attorney, represents:

1.- That his principal is a trade  corporation  incorporated  in accordance with the laws of Mexico in public No. 3,127 dated July 27th,  2000 given by Francisco

Castellanos Guzman, Public Notary No. 20 registered in business file 5430 of the

Book first of the registry of commerce of this judicial  district and that their corporate objective includes the execution of contracts like this one.

2.- That he has the widest  capacity to bind his principal,  which have not been revoked, limited or restricted in any manner.


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3.- That he knows the financial,  accounting and administrative situation of the corporation  called PODER DIGITAL  SOCIEDAD ANONIMA DE CAPITAL VARIABLE which he accepts and approves in full.

4.- That they are interested in acquiring the shares of the SELLER at their face value,  which he considers fare and in accordance with the assets of the company that the shares of this contract belong to.

5.- That they have the legal and financial  capacity to face the  liabilities of this contract. Having said the above, the parties agree on the following:

                                    CLAUSES

FIRST.-  OBJECTIVE OF THE CONTRACT
         -------------------------

The  corporation  called DIGITAL POWER  CORPORATION  represented by DAVID AMITAI

SELLS to the corporation  called LOGANMEX  SOCIEDAD ANONIMA DE CAPITAL VARIABLE,

through OMAR OSORIO  FERNANDEZ who BUYS all the shares owned by the former which are described in number 3 of Representation I of this instrument.

As a consequence of the previously described buy-sale,  the capital stock of the corporation called PODER DIGITAL,  SOCIEDAD ANONIMA DE CAPITAL VARIABLE, will be as follows

FACE VALUE $l,000.00

STOCKHOLDER                                   SHARES                  AMOUNT

                                    SERIES A         SERIES B

Loganmex S.A. de C.V.                   49             150           $199,000.00

David Amitai                             1                             $1,000.00
                                    ---------        ---------       -----------
TOTAL                                   50             150           $200,000.00


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SECOND.- PRICE OF THE OPERATION

The sales price is the amount of USD $19,900.00 that the BUYER shall pay with 12 checks for the amount of USD $1,658.33 each, which shall be collected on the 5th day of each  calendar  month  counted  from the 5th of January 2003 to finish on

December 5th, 2003.

THIRD.-  ENDORSEMENT AND DELIVERY OF THE CERTIFICATES.

The SELLER shall,  at the time of executing this contract,  endorse the property of the shares to the BUYER since they are transferred in this contract.

FOURTH.- REGISTRATION  OF THE  TRANSFER.

The BUYER shall transact before the relevant  entities of the corporation  their registration in the book of registry of stockholders so that the corporation may recognize them as such.

FIFTH.-  METHOD FOR THE  TRANSFER  The sale is under the  concept  that the sold shares  are  fully  released  by the  corporation,  free of any  encumbrance  or ownership  limitation,  so the SELLER shall remediate in case of eviction, as of the moment in which the shares transferred hereunder are fully paid for.

SIXTH.- TERMS OF THE OPERATION

1- The BUYER  shall pay all tax,  legal,lease  and any  liabilities  before  any authorities  that the corporation may have up to September 30, 2002 for up to an amount of USD $85,000.00 in the understanding that any debt or set of debts that exceed the above amount shall be paid by the SELLER to the BUYER  immediately in order for the former to pay them at once.

Any  liability  not  mentioned in the above  paragraph  shall be paid for by the

BUYER.


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2.- The SELLER  assumes labor  liability for 3 of the 42 employees  that work at the company  presently,  their names are Oliver Jimenez  Rodriguez who has quit,

Josue Ivan Duran Santibanez and Salvador Viurquiz Arevalo who will be terminated due to this  operation,  the rest of the workers will  continue  working for the company under the liability of the BUYER.

3.- The SELLER hereby  transfers the debt that Poder Digital Sociedad Anonima de

Capital  Variable has with them for the amount of USD  $1,147,000.00  or the one obtained from the books of PODER DIGITAL up to September 30th, 2002 to the BUYER

which is  subrogated  as creditor and will be able to handle the  accounting  of that waiver as they deem convenient.

4.- It is hereby noted that Poder Digital  Sociedad  Anonima de Capital Variable has  approximately USD $1,300,000.00 of tax losses which shall be certified by a letter from their accountants and auditors of the company.

5.- The SELLER  shall also  deliver  the tax opinion for the fiscal year of 2001 and the financial  statements up to September 30th, of this year, documents that have so far duly delivered to the BUYER.

6.- It is also hereby  certified  that within the  facilities  of Poder  Digital

Sociedad  Anonima de Capital  Variable  there is a large amount of materials and finished  components  that entered the country in 2001 which fire duly legalized as described in  attachment C hereof,  which must be protected and stored by the

BUYER and the SELLER shall have the right to move them, take them out or dispose off them as  considered  pertinent  and must  instruct  the BUYER in due time to cooperate in the management of this material.

7.-  Presently  the company  called Poder  Digital  Sociedad  Anonima de Capital

Variable  filed before the Ministry of the  Treasury  (Secretaria  de Hacienda y

Credito Publico) an application for the return of the  Value Added Tax (Inpuesto

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al Lavo Agregado) for the amount  described in the document issued by the office called KPMG dated October 2nd of this year, Attachment 2.

8.- Lastly the SELLER shall be liable for the payment of any claim of any nature due to  liabilities  incurred up to September  30th,  2002,  and the BUYER shall deliver all the documents and  information  in a timely manner so that any claim may be handled  timely,  it is hereby  provided  that in case the BUYER fails to deliver the necessary  information or to notify in order to face this liability,

the SELLER shall be relieved of the liability.

SEVENTH.- EXPENSES.

Expenses,  fees and taxes  generated by the sale shall be paid by the party that is liable for them.

EIGHT.- COURTS AND JURISDICTION.

For the  interpretation  and  enforcement  of this  contract,  the  parties  are expressly subject to the jurisdiction of the counts of this city of Guadalajara,

Jalisco and thus waive any other  jurisdiction  that they may be entitled to due to their present or future address.

NINTH.- HEADINGS OF THE CLAUSES.

The headings of the clauses of this  contract are only for easy reading and have no content of liability.

Having  read the  contract,  the  parties  expressed  their  agreement  with the content, ratified and signed together with the witnesses in the date hereof.

                                                     SELLER

                                                     (SIGNED)

                                              DIGITAL POWER CORPORATION

                                                     Represented by



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                                                      DAVID AMITAI

                                                      BUYER

                                                      (SIGNED)

                                              LOGANMEX S.A. DE C.V.

                                                      Represented by

                                              OMAR OSORIO HERNANDEZ

                                              WITNESS WITNESS

END OF TRANSLATION

     I, MARIA ESTHER ZATARAIN MARTINEZ, Official Expert Translator duly Authorized with Reg. Number: ZMME-0609-144, by the Supreme Tribunal of Justice and the General Council of the Judicial Power, both of the State of Jalisco, Mexico, CERTIFY:

That this is a true and correct translation into English, to the best of my knowledge, of the enclosed document in Spanish.

Guadalajara, Jalisco, Mexico, October 17th, 2002.

                                            LIC. MA. ESTHER ZATARAIN MARTINEZ